AQR Large Cap Multi-Style Fund
Fund Summary — January 29, 2021
As amended March 15, 2021
Ticker: Class N/QCENX — Class I/QCELX — R6/QCERX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund, including the statement of additional information, online at https://funds.aqr.com/fund-documents. You can also get this information at no cost by calling (866) 290-2688 or by sending an email to info@aqrfunds.com. The Fund’s prospectus and statement of additional information, each dated January 29, 2021, as amended and supplemented from time to time, and the Fund’s most recent shareholder report, dated September 30, 2020, are all incorporated by reference to this summary prospectus.
Effective January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the Fund no longer mails paper copies of the Fund’s annual and semi-annual shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website (https://funds.aqr.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you purchased your Fund shares through the Fund’s transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688.
You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary or the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you purchased your Fund shares through the Fund’s transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688. Your election to receive reports in paper will apply to all AQR Funds held with the fund complex if you purchased your Fund shares through the Fund’s transfer agent ALPS Fund Services, Inc., or all AQR Funds held in your account if you invest through a financial intermediary.

AQR Funds–Summary Prospectus2
Investment Objective
The AQR Large Cap Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee[1],[3]	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[2],[3]	0.15%	0.15%	0.05%

Total Annual Fund Operating Expenses[3]	0.65%	0.40%	0.30%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.65%	0.40%	0.30%
1 The Management Fee has been restated to reflect current fees. Effective July 1, 2020, the Fund’s Management Fee was reduced from 0.30% to 0.25%.
2 Effective March 8, 2021, the assets of another series of the Trust were reorganized into the Fund. Other Expenses have been restated to reflect the anticipated expenses of the Fund following the reorganization, on an annual basis, for the current fiscal year.
3 The Total Annual Fund Operating Expenses do not correlate to the ratio to average net assets of expenses, before reimbursements and/or waivers, given in the Fund’s most recent annual report which does not include the restatement of the Management Fee and Other Expenses.
4  The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$66	$208	$362	$810
Class I Shares	$41	$128	$224	$505
Class R6 Shares	$31	$97	$169	$381
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and real estate investment trusts) of large-cap companies.
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund generally invests in large-cap U.S. companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The Fund may also invest in mid-cap securities.

AQR Funds–Summary Prospectus3
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•deferring realizations of net capital gains;
•limiting portfolio turnover that may result in taxable gains; and
•choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

AQR Funds–Summary Prospectus4
Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

AQR Funds–Summary Prospectus5
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Tax-Managed Investment Risk: When employing tax managed strategies, the performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Effective April 1, 2015, the Board of Trustees of the Trust approved the reclassification of Class L Shares of the Fund as Class I Shares. Prior to April 1, 2015, the performance for the Class I Shares reflects the performance of the share class when it was classified as the Class L Shares of the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
20.49%	6/30/20	-22.40%	3/31/20

AQR Funds–Summary Prospectus6
Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the Russell 1000® Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception	Share Class Inception Date
AQR Large Cap Multi-Style Fund—Class I
Return Before Taxes	14.92%	11.13%	11.86%	03/26/2013
Return After Taxes on Distributions	12.42%	9.81%	10.90%
Return After Taxes on Distributions and Sale of Fund Shares	10.58%	8.70%	9.57%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	14.38%
AQR Large Cap Multi-Style Fund—Class N
Return Before Taxes	14.60%	10.85%	11.59%	03/26/2013
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	14.38%
AQR Large Cap Multi-Style Fund—Class R6
Return Before Taxes	14.99%	11.23%	9.39%	07/10/2014
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	12.91%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	March 26, 2013	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	March 26, 2013	Principal of the Adviser
Ronen Israel, M.A.	March 26, 2013	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
Important Additional Information
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Class N Shares, Class I Shares and Class R6 Shares of the Fund, as applicable, each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688 or by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248). The Fund’s initial and subsequent investment minimums for Class N Shares, Class I Shares and Class R6 Shares, as applicable, generally are as follows.
	Class N Shares	Class I Shares	Class R6 Shares
Minimum Initial Investment	$1,000,000*	$5,000,000*	$*50,000,000
Minimum Subsequent Investment	None	None	None
* Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Fund’s prospectus.
Tax Information
The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

AQR Funds–Summary Prospectus7
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.